                                                                  EXHIBIT 10.5.2


              EXHIBIT C TO THE NOTE AND WARRANT PURCHASE AGREEMENT
                               (Form of Guarantee)

                                    GUARANTEE

             THIS GUARANTEE, dated as of September [__], 1998 (as from time to time amended, modified or supplemented in accordance with the terms hereof, this "Guarantee"), is made and entered by EACH SIGNATORY HERETO (each individually, together with its successors and assigns, a "Guarantor", and collectively, the Guarantors"), in favor of NOMURA HOLDING AMERICA INC. (together with its successors, assigns and transferees, the "Purchaser").

                              W I T N E S S E T H:

             WHEREAS, pursuant to and subject to the terms and conditions of that certain Note and Warrant Purchase Agreement dated as of September [__], 1998 (as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), by and among Easyriders, Inc., a Delaware corporation (the "Parent"), Easyriders Sub II, Inc. (to be merged with and into Paisano Publications, Inc.), a California corporation (the "Company"), and the Purchaser, the Company issued and the Purchaser purchased the Notes (as defined in the Note Purchase Agreement; capitalized terms used herein but not otherwise defined in this Guarantee shall have the respective meanings given to such terms in the Note Purchase Agreement);

             WHEREAS, the Company is a member of an affiliated group of companies that include each Guarantor;

             WHEREAS, proceeds of the Notes shall confer, directly or indirectly, an economic benefit on the Guarantors; and

             WHEREAS, pursuant to the terms of the Note Purchase Agreement, each Guarantor is required to enter into this Guarantee in favor of the Purchaser;

             NOW, THEREFORE, in consideration of the premises, the Guarantors hereby agree with the Purchaser as follows:

             SECTION 1. THE GUARANTEE. The guarantee of each Guarantor hereunder is as follows:

             SECTION 1.1 Guarantee of Obligations. Each Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees to the Purchaser and its successors, endorsees, transferees and assigns, the prompt and complete payment when
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due (whether at stated maturity, by acceleration or otherwise) and performance of all of the Company's Obligations under, and as defined in, the Note Purchase Agreement (the "Company Obligations"). Each Guarantor agrees that this Guarantee is a guarantee of payment and performance and not of collection, and that its obligations under this Guarantee shall be joint and several with any other Persons which may at any time or from time to time be or become directly or indirectly financially responsible to the Purchaser with respect to the Company Obligations and shall be under all circumstances primary, absolute and unconditional, irrespective of, and unaffected by:

             (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guarantee, the Note Purchase Agreement, any other Note Document or other agreement, document or instrument to which any Credit Party or any Guarantor is or may become a party;

             (b) the absence of any action to enforce this Guarantee, the Note Purchase Agreement, any other Note Document or the waiver or consent by the Purchaser with respect to any of the provisions hereof or thereof;

             (c) the existence, value or condition of, or failure of the Purchaser to perfect its Lien against, any security, if any, for the Company Obligations or any action, or the absence of any action, by the Purchaser in respect thereof (including, without limitation, the release of any such security);

             (d) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation or the like of any Credit Party or any Guarantor, including, but not limited to, (i) the Purchaser's election, in any proceeding instituted under Title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended, or any replacement or supplemental federal statutes dealing with the bankruptcy of debtors (the "Bankruptcy Code"), of the application of
Section 1111(b)(2) of the Bankruptcy Code, (ii) any borrowing or grant of a security interest by any Credit Party or any Guarantor as debtor-in-possession, under Section 364 of the Bankruptcy Code, or (iii) the disallowance of all or any portion of the claim(s) of the Purchaser for repayment of the Company Obligations under Section 502 of the Bankruptcy Code;

             (e) any merger or consolidation of any Credit Party or any Guarantor into or with any other Person, or any sale, lease or transfer of any or all of the assets of any Credit Party or any Guarantor to any other Person;

             (f) any circumstance which might constitute a defense available to, or a discharge of, any Credit Party or any Guarantor;

             (g) absence of any notice to, or knowledge by, any Guarantor of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (a) through (f);

             (h) any sale, transfer or other disposition by any stockholder of (or holder of an ownership interest in) any Guarantor of any stock of (or ownership interest in) any Guarantor; or


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             (i)  any other fact or circumstance;

it being agreed by each Guarantor that its obligations under this Guarantee shall not be discharged until the Company Obligations, including without limitation, each class of Notes, have been indefeasibly paid in full and the Purchaser has no obligation to purchase Notes under the Note Purchase Agreement (the "Termination Date") or release in writing of such Guarantor by the Purchaser of the Guarantor's obligations hereunder, whichever shall occur first. Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Company Obligations and specifically agrees that, notwithstanding any discharge of any Credit Party or any other Person or the operation of any other provision of the Bankruptcy Code with respect to the Company Obligations or any such Persons, each Guarantor shall be fully responsible for paying all interest and costs of enforcement which may at any time accrue with respect to the Company Obligations or which would accrue but for the operation of any provision of or doctrine with respect to the Bankruptcy Code. Each Guarantor expressly waives all rights it may have now or in the future under any Statute, Order, or at common law, or at law or in equity, or otherwise, to compel the Purchaser to proceed in respect of the Company Obligations against any Credit Party or any other Person or against any security for the payment and performance of the Company Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. The Guarantors agree that any notice or directive given at any time to the Purchaser which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored thereby, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guarantee for the reason that such pleading or introduction would be at variance with the written terms of this Guarantee unless the Purchaser has specifically agreed otherwise in writing. It is agreed between the Guarantors and the Purchaser that the foregoing waivers are of the essence of the transaction contemplated by the Note Purchase Agreement and the other Note Documents and that, but for this Guarantee and such waivers, the Purchaser would not extend or continue to extend credit under the Note Purchase Agreement or the Notes.

             SECTION 1.2 Maximum Guaranteed Amount. Notwithstanding any other provision of this Guarantee to the contrary, the obligations of each Guarantor other than the Parent (each a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors") under this Guarantor shall be limited to an amount not to exceed as of any date of determination the greater of:

             (a) the net amount of all proceeds of any Notes and other extensions of credit under the Note Purchase Agreement and directly or indirectly re-loaned or otherwise transferred to, or incurred for the benefit of, such Subsidiary Guarantor, plus interest thereon at the applicable rate specified in the Note Purchase Agreement;

             (b) the amount of which could be claimed by the Purchaser from such Subsidiary Guarantor under this Guarantee without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such


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Subsidiary Guarantor's right of contribution and indemnification from each other
Subsidiary Guarantor under Section 1.3 hereof.

             SECTION 1.3 Contribution Rights.

             (a) To the extent that any payment is made under this Guarantee (a "Guarantor Payment"), by a Subsidiary Guarantor, which Guarantor Payment, taking into account all other Guarantor Payments then previously or concurrently made by all other Subsidiary Guarantors, exceeds the amount which such Subsidiary Guarantor would otherwise have paid if each Subsidiary Guarantor had paid the aggregate Company Obligations satisfied by such Guarantor Payment in the same proportion that such Subsidiary Guarantor's Allocable Amount (as defined below) (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of the Subsidiary Guarantors in effect immediately prior to the making of such Guarantor Payment, then, following the Termination Date, such Subsidiary Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Subsidiary Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

             (b) As of any date of determination, the "Allocable Amount" of any Subsidiary Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Subsidiary Guarantor under this Guarantee without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

             (c) This Section 1.3 is intended only to define the relative rights of the Subsidiary Guarantors and nothing set forth in this Section 1.3 is intended to or shall impair the obligations of the Subsidiary Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guarantee.

             (d) The rights of the parties under this Section 1.3 shall be exercisable upon the Termination Date.

             (e) The parties hereto acknowledge that the right of contribution and indemnification hereunder shall constitute assets of any Subsidiary Guarantor to which such contribution and indemnification is owing.

             SECTION 1.4 Demand by the Purchaser. In addition to the terms of this Guarantee set forth in Section 1.1 hereof, it is expressly understood and agreed that, if the then outstanding principal amount of the Company Obligations (together with all accrued interest thereon) becomes due and payable, then the Guarantors shall, upon demand in writing therefor by the Purchaser to the Guarantors, pay to the Purchaser the outstanding Company Obligations due and owing thereto. Payment by the Guarantors shall be made to the Purchaser, to be credited and applied against the Company Obligations, in Dollars by wire transfer or other immediately available funds to an account designated thereby or


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at the Principal Office or at any other address that may be specified in writing from time to time by the Purchaser.

             SECTION 1.5 Enforcement of Guarantee. In no event shall the Purchaser have any obligation (although it is entitled, at the option of the Purchaser) to proceed against the Company or any other Person or any real or personal property, if any, pledged to secure the Company Obligations before seeking satisfaction from the Guarantors, and the Purchaser may proceed, prior or subsequent to, or simultaneously with, the enforcement of any rights hereunder of the Purchaser, to exercise any right or remedy which they or any of them may have against any property, real or personal, as a result of any Lien the Purchaser may have as security for all or any portion of the Company Obligations.

             SECTION 1.6 Waiver. In addition to the waivers contained in Section
1.1 hereof, the Guarantors waive, and agree that they shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantors of their obligations under, or the enforcement by the Purchaser of, this Guarantee. The Guarantors hereby waive diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Company Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Company Obligations, notice of adverse change in the Company's financial condition or any other fact which might materially increase the risk to the Guarantors) with respect to any of the Company Obligations or all other demands whatsoever and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Guarantee. The Guarantors hereby waive any requirement on the part of the Purchaser to mitigate the damages resulting from any default with respect to such Company Obligations. The Guarantors, jointly and severally, represent, warrant and agree that, as of the date of this Guarantee, their obligations under this Guarantee are not subject to any offsets or defenses of any kind against the Purchaser, the Company or any other Person that executes a Note Document. The Guarantors further jointly and severally agree that their obligations under this Guarantee shall not be subject to any counterclaims, offsets or defenses of any kind which may arise in the future against the Purchaser, the Company or any other Person that executes a Note Document.

             SECTION 1.7 Benefit of Guarantee. The provisions of this Guarantee are for the benefit of the Purchaser and its successors, transferees, endorsees and assigns. In the event all or any part of the Company Obligations are transferred, endorsed or assigned by the Purchaser, as the case may be, to any Person or Persons in accordance with the terms of the Note Purchase Agreement, any reference to the "Purchaser" herein, as the case may be, shall be deemed to refer equally to such Person or Persons.

             SECTION 1.8 Modification of Company Obligations. If the Purchaser shall at any time or from time to time, with or without the consent of, or notice to, the Guarantors:


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             (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Company Obligations;

             (b) take any action under or in respect of the Note Purchase Agreement or any other Note Document in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

             (c) amend or modify, in any manner whatsoever, the Note Purchase Agreement or any other Note Document;

             (d) extend or waive the time for and of any Guarantor's or any other Person's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Note Purchase Agreement or any other Note Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

             (e) take and hold security or collateral for the payment of the Company Obligations, or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Purchaser has been granted a Lien, to secure any indebtedness of any Guarantor or any Credit Party to the Purchaser;

             (f) release or limit the liability of any Person who may be liable in any manner for the payment of any amounts owed by any Guarantor or any Credit Party to the Purchaser;

             (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors against any Guarantor or any Credit Party are subordinated to the claims of the Purchaser; and/or

             (h) apply any sums by whomever paid or however realized to any amounts owing by any Guarantor or any Credit Party to the Purchaser in such manner as the Purchaser shall determine in its discretion;

then the Purchaser shall not incur any liability to the Guarantors pursuant hereto as a result thereof and no such action shall impair or otherwise affect or release the obligations of the Guarantors or any of them under this Guarantee.

             SECTION 1.9 Reinstatement. This Guarantee shall remain in full force and effect and continue to be effective in the event any petition is filed by or against the Company, any Guarantor or any of the Company's other Affiliates for liquidation or reorganization, in the event that any of them becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of any of their assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Company Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Purchaser, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had


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not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Company Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

             SECTION 1.10 No Subrogation Prior to Termination Date. Notwithstanding any payment or payments made by any Guarantor hereunder, or any set-off or application of funds of any Guarantor by the Purchaser, the Guarantors shall not be entitled to be subrogated to any of the rights of the Purchaser against the Company or against any collateral security or guaranty or right of offset held by the Purchaser for the payment of the Company Obligations, nor shall any Guarantor seek any reimbursement from the Company in respect of payments made by such Guarantor hereunder, until the Termination Date. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by such Guarantor in trust for the Purchaser, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Purchaser in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Purchaser or as otherwise directed thereby, if required), to be applied against the Company Obligations, whether matured or unmatured, in the manner provided in the Note Purchase Agreement.

             SECTION 1.11 Continuing Guarantee. This Guarantee is a continuing guaranty and shall (i) remain in full force and effect until the Termination Date, (ii) be binding upon the Guarantors and their successors and permitted assigns, and (iii) inure, together with the rights and remedies of the Purchaser hereunder, to the benefit thereof and their successors, transferees and assigns.

             SECTION 2. DELIVERIES. In a form satisfactory to the Purchaser, each Guarantor shall deliver to the Purchaser, concurrently with the execution of this Guarantee, such Note Documents, if any, and other instruments, certificates and documents as are required to be delivered by the Guarantors to the Purchaser under the Note Purchase Agreement and the other Note Documents.

             SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS. (a) Each Guarantor, jointly and severally, hereby makes all representations and warranties, and agrees to comply with all of the obligations, requirements and restrictions in the representations, warranties and covenants contained in the Note Purchase Agreement and the other Note Documents, to the extent such obligations, requirements and restrictions are applicable to such Guarantor.

             (b) Each Guarantor, jointly and severally, further represents and warrants to the Purchaser that: (i) such Guarantor is a corporation, partnership and/or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by such Guarantor of this Guarantee are within such Guarantor's organizational powers, have been duly authorized by all necessary organizational action, require no action by or in respect of, or filing with, any Governmental Body, do not contravene, or constitute a default under, any provision of applicable law or regulation or of the organization or internal governance documents of such Guarantor or of any agreement, judgment, injunction,


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order, decree or other instrument binding upon the Guarantor and will not result in the creation or imposition of any Lien on any asset of such Guarantor; and
(iii) this Guarantee has been duly authorized, executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity.

             SECTION 4. FURTHER ASSURANCES; ADDITIONAL GUARANTORS. (a) Each Guarantor agrees, upon the request of the Purchaser, and at the Guarantor's expense, to execute and deliver to the Purchaser, from time to time, any additional instruments or documents considered necessary by the Purchaser to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

             (b) The initial Guarantors hereunder shall be the Parent and those Subsidiaries of the Parent (other than the Company) as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of the Parent may become parties hereto, as additional Guarantors (each, an "Additional Guarantor"), by executing a counterpart of this Agreement substantially in the form of Appendix I attached hereto. Upon delivery of any such counterpart to the Purchaser, notice of which is hereby waived by the Guarantors, each Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereto. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder nor by any election of the Purchaser not to cause any Subsidiary of the Parent to become an Additional Guarantor hereunder. This Agreement shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

             SECTION 5. PAYMENTS FREE AND CLEAR OF TAXES. Any and all payments by the Guarantors to or for the benefit of the Purchaser shall be made free and clear of and without deduction or withholding for or on account of any present or future Taxes to the same extent as provided for payments under the Note Purchase Agreement or the Notes pursuant to Section 3.6 of the Note Purchase Agreement.

             SECTION 6. MISCELLANEOUS PROVISIONS.

             SECTION 6.1 Amendments. Any amendment or waiver of any provision of this Guarantee and any consent to any departure by any Guarantor from any provision of this Guarantee, shall be effective only if made pursuant to a written instrument executed by each Guarantor and the Purchaser (or, if a waiver or a consent, a written letter or agreement executed thereby).

             SECTION 6.2 Headings. The headings in this Guarantee are for purposes of reference only and shall not otherwise affect the meaning or construction or any provision of this Guarantee.


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

             SECTION 6.3 Severability. The provisions of this Guarantee are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Guarantee in any jurisdiction.

             SECTION 6.4 Notices. All notices hereunder shall be in writing and shall be conclusively deemed to have been received and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telecopier,
(b) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service, or (c) three Business Days after being sent by registered or certified United States mail, return receipt requested, and shall be addressed, in the case of the Guarantors, to c/o Paisano Publications, Inc., 28210 Dorothy Drive, Agoura Hills, California 91301, attention: President, telecopier no.: (818) 889-4726 or, in the case of the Purchaser, to its address set forth in Section 14.5 of the Note Purchase Agreement or as otherwise indicated in writing by the Purchaser.

             SECTION 6.5 Remedies Cumulative. Each right, power and remedy of the Purchaser provided in this Guarantee or now or hereafter existing at law or in equity or by Statute, Order or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Guarantee or now or hereafter existing at law or in equity or by Statute, Order or otherwise. The exercise or partial exercise by the Purchaser of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise thereby of all such other rights, powers or remedies, and no failure or delay on the part of the Purchaser to exercise any such right, power or remedy shall operate as a waiver thereof.

             SECTION 6.6 Statute of Limitations. To the full extent permitted by applicable law, each Guarantor hereby waives the right to plead any statute of limitations as a defense to performance of its obligations under, or enforcement of, this Guarantee.

             SECTION 6.7 Final Expression. This Guarantee, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of this Guarantee and is intended as a complete and exclusive statement of the terms and conditions hereof. Acceptance of or acquiescence in a course of performance rendered under this Guarantee shall not be relevant to determine the meaning of this Guarantee even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

             SECTION 6.8 Financial Status. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Company and any and all endorsers and/or other Guarantors of any instrument or document evidencing all or any part of the Company Obligations and of all other circumstances bearing upon the risk of nonpayment or nonperformance of the Company Obligations or any part thereof that diligent inquiry would reveal, and each Guarantor, jointly and severally, hereby agrees that the Purchaser shall not have any duty to advise the Guarantors of information known thereto regarding such condition or any such circumstances. In the


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

event the Purchaser, in its sole discretion, undertakes at any time or from time to time to provide any such information to the undersigned, it shall be under no obligation to (i) undertake any investigation not a part of its regular business routine, (ii) disclose any information which, pursuant to accepted or reasonable commercial lending practices, the Purchaser wishes to maintain confidential, or
(iii) make any other or future disclosures of such information or any other information to the Guarantors.

             SECTION 6.9 Assignability. This Guarantee shall be binding on each Guarantor and its successors and permitted assigns and shall inure to the benefit of the successors, transferees and assigns of the Purchaser. No Guarantor may assign this Guarantee without the prior written consent of the Purchaser.

             SECTION 6.10 Non-Waiver. The failure of the Purchaser to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Purchaser, nor excuse any Guarantor from its obligations hereunder.

             SECTION 6.11 GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

             SECTION 6.12 SUBMISSION TO JURISDICTION; WAIVER OF SERVICE AND VENUE. (a) EACH GUARANTOR CONSENTS AND AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT, EXCEPT UPON THE WRITTEN CONSENT OF THE PURCHASER, ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN THE PURCHASER, ON THE ONE HAND, AND ANY GUARANTOR, ON THE OTHER HAND, OR THE CONDUCT OF ANY PARTY IN CONNECTION WITH THIS GUARANTEE, ANY OTHER NOTE DOCUMENT OR OTHERWISE, SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE.

             (b) EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY HAND DELIVERY TO THE GUARANTOR AT THE ADDRESS SET FORTH ABOVE, OR, AT THE OPTION OF THE PURCHASER, BY SERVICE UPON CT CORPORATION, WHICH EACH GUARANTOR IRREVOCABLY APPOINTS AS ITS AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF NEW YORK. IN ADDITION, THE PURCHASER, BY ITS ACCEPTANCE OF THIS GUARANTEE, AGREES THAT IT SHALL PROMPTLY FORWARD BY REGISTERED MAIL ANY PROCESS SO SERVED UPON SAID AGENT TO THE GUARANTOR AT THE ADDRESS SET FORTH ABOVE. EACH GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID.


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

             (c) NOTHING IN THIS SECTION 6.12 SHALL AFFECT THE RIGHT OF THE PURCHASER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PURCHASER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

             SECTION 6.13 WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE GUARANTORS AND THE PURCHASER BY ITS ACCEPTANCE OF THIS GUARANTEE HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS GUARANTEE, ANY NOTE, ANY OTHER NOTE DOCUMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS GUARANTEE, ANY NOTE, ANY OTHER NOTE DOCUMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE GUARANTORS AND THE PURCHASER BY ACCEPTANCE OF THIS GUARANTEE HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTEE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

             SECTION 6.14 ACKNOWLEDGMENTS. EACH GUARANTOR HEREBY ACKNOWLEDGES
THAT:

             (a) IT HAS BEEN ADVISED BY COUNSEL IN THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS GUARANTEE;

             (b) THE PURCHASER DOES NOT HAVE ANY FIDUCIARY RELATIONSHIP TO THE GUARANTORS, AND THE RELATIONSHIP BETWEEN THE PURCHASER, ON THE ONE HAND, AND THE GUARANTORS, ON THE OTHER HAND, IS SOLELY THAT OF CREDITOR AND DEBTOR, RESPECTIVELY; AND

             (c) NO JOINT VENTURE EXISTS AMONG THE GUARANTORS AND THE PURCHASER.

             SECTION 6.15 DATING. Although this Guarantee is dated as of the date first written above for convenience this Agreement shall be effective on September [__], 1998.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

             IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be duly executed and delivered by its authorized officer as of the date first above written.

                                        EASYRIDERS, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS OF COLUMBUS, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EASYRIDERS FRANCHISING, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        TERESI, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BROS CLUB, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        ASSOCIATED RODEO RIDERS ON WHEELS

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   APPENDIX I
                                       TO
                                    GUARANTEE


                            COUNTERPART TO GUARANTEE

             This counterpart, dated _________, [199__][200__], is delivered pursuant to Section 4(b) of that certain Guarantee dated as of September [__], 1998 (as from time to time amended, modified or supplemented, the "Guarantee"; the terms defined therein and not otherwise defined herein being used as therein defined), made by Easyriders, Inc. and certain of its Subsidiaries party thereto in favor of Nomura Holding America Inc. The undersigned hereby agrees (i) that this counterpart may be attached to the Guarantee, and (ii) that the undersigned shall be a Guarantor under the Guarantee and shall fully comply with all the terms and conditions of the Guarantee as if it were an original signatory thereto.

                                        [NAME OF ADDITIONAL GUARANTOR]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: